UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

November 20, 2013
Date of report (Date of earliest event reported)

CVD EQUIPMENT CORPORATION
(Exact Name of Registrant as Specified in Its Charter)

New York
(State or Other Jurisdiction of Incorporation or Organization)

1-16525	11-2621692
(Commission File Number)	(IRS Employer Identification No.)

355 South Technology Drive, Central Islip, New York 11722
(Address of Principal Executive Offices, Including Zip Code)

(631) 981-7081
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions
(see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07                      Submission of Matters to a Vote of Security Holders

On November 21, 2013, the following proposals were submitted to the shareholders of CVD Equipment Corporation (the “Company”) at its annual meeting of shareholders: (i) the election of five (5) directors, (ii) the ratification of the appointment of MSPC as the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2013, (iii) the holding of a non-binding shareholder advisory vote on the compensation of named executive officers of the Company, and (iv) the holding of a non-binding shareholder advisory vote on the frequency of holding a non-binding advisory vote on the compensation of the named executive officers of the Company.

The following are the final vote results for each proposal.

(1)           The Company’s shareholders elected each of the five (5) directors to serve on the Company’s Board of Directors until their successors are duly elected and qualified by the following vote:

Election of Directors	Vote For	Votes Withheld

Leonard A. Rosenbaum	2,418,480	251,378

Martin J. Teitelbaum	2,399,162	270,696

Conrad J. Gunther	2,401,105	268,753

Bruce T. Swan	2,418,490	251,368

Kelly S. Walters	2,418,870	250,988

(2)           The Company’s shareholders ratified the appointment of MSPC as the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2013 by the following vote:

Number of Votes Cast in Favor	Number of Votes Cast Against	Number of Votes Abstained

5,229,796	97,256	30,621

(3)           The Company’s shareholders ratified the advisory resolution supporting the compensation of its named executive officers by the following vote:

Number of Votes Cast in Favor	Number of Votes Cast Against	Number of Votes Abstained

2,525,611	105,982	38,265

(4)           The Company’s shareholders selected three (3) years as the rate of frequency of the holding of an advisory vote on named executive officer compensation by the following vote:

Number of Votes Cast	Number of Votes Cast	Number of Votes Cast	Number of Votes Cast
In Favor of Three Years	In Favor of Two Years	In Favor of One Year	Abstained

1,809,405	161,781	616,597	82,075

Item 8.01                      Other Events

As previously disclosed in the Company’s Report on Form 10-Q for the quarter ended September 30, 2013 and filed with the Securities and Exchange Commission on November 14, 2013, the Company had increased its allowance for doubtful accounts by $622,000 due to the decline in credit quality of a major customer.  In addition, the Company removed from its backlog the remaining orders from this customer which totaled $2,578,000.  On November 20, 2013, the Company received notice that this customer had made an assignment for the benefit of creditors under California state law.  The Company is presently evaluating what, if any affect, this action will have on its future results of operations.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CVD EQUIPMENT CORPORATION

/s/ Leonard A. Rosenbaum
Date: November 26, 2013	Name: Leonard A. Rosenbaum
Title: Chairman, President, Chief Executive Officer and Director (Principal ExecutiveOfficer)